UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 1, 2013

VYSTAR CORPORATION

 (Exact name of registrant as specified in its charter)

Georgia	000-53754	20-2027731
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3235 Satellite Blvd., Building 400, Suite 290, Duluth GA	30096
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (770) 965-0383

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective October 1, 2013, D. Thomas Marsh resigned from the Board of Directors of Vystar Corporation. While Mr. Marsh will be missed by the Vystar Board, where he was a member for one year, both parties agreed that as the relationship between Vystar and Centrotrade Deutschland strengthens, it better served all concerned that Mr. Marsh's main role be that of President of the Centrotrade Rubber Division.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VYSTAR CORPORATION
October 7, 2013

	By:	/s/ William R. Doyle
William R. Doyle Chairman, President and Chief Executive Officer